Summary ProspectusMarch 5, 2010

T. Rowe Price Overseas Stock Fund — TROSX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated March 1, 2010, and Statement of Additional Information, dated March 1, 2010.

Investment Objective

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.31%
Total annual fund operating expenses	0.97%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 20.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. The fund will invest primarily (at least 65% of total assets) in the stocks of large companies that have attractive prospects for capital appreciation. Normally, at least 80% of the fund`s net assets will be invested in non-U.S. stocks.

The fund takes a core approach to investing, which provides some exposure to both growth and value styles of investing. The fund relies on a global research team to search for particularly promising stocks throughout developed and, to a lesser extent, emerging markets. Securities will be selected that in our view have the most favorable combination of company fundamentals, earnings potential, and valuation.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  attractive business niche with potential for earnings growth;

  attractive valuation relative to the company`s peers or its own historical norm;

  technological leadership or proprietary advantages;

  seasoned management;

  healthy balance sheet; and

  potential to grow dividends or conduct share repurchases.

  Summary Prospectus1

  While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

  Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  Summary Prospectus3

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (12/29/06)
Overseas Stock Fund
Returns before taxes	36.70%	-6.32%
Returns after taxes on distributions	36.47	-6.46
Returns after taxes on distributions and sale of fund shares	24.72	-5.17
MSCI EAFE Index	32.46	-5.56
Lipper International Large-Cap Core Funds Average	29.54	-6.02

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Raymond A Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since the fund`s inception in 2006. He joined T. Rowe Price Associates in 1997 and he joined T. Rowe Price International in 2000.

  Purchase and Sale of Fund Shares

  The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

  You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

  Summary Prospectus5

  F165-045 3/5/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202